                                                                 Exhibit (e)(ii)


                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
               SCHWAB CAPITAL TRUST AND CHARLES SCHWAB & CO., INC.

Fund                                                     Effective Date
----                                                     --------------

Schwab International Index Fund                          July 21, 1993

Schwab Small-Cap Index Fund                              October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly            September 25, 1995
known as Schwab Asset Director -- High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly          September 25, 1995
known as Schwab Asset Director -- Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                September 25, 1995
(formerly known as Schwab Asset Director --
Conservative Growth Fund)

Schwab S&P 500 Fund                                      February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab        May 21, 1996
Analytics Fund)

Laudus International MarketMasters Fund (formerly        September 2, 1996
known as Schwab International MarketMasters Fund,
Schwab MarketManager International Portfolio and
Schwab OneSource Portfolios -- International)

Laudus U.S. MarketMasters Fund (formerly known as        October 13, 1996
Schwab U.S. MarketMasters Fund, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios -- Growth Allocation)

Laudus Balanced MarketMasters Fund (formerly known       October 13, 1996
as Schwab Balanced MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios -- Balanced Allocation)

Laudus Small-Cap MarketMasters Fund (formerly            August 3, 1997
known as Schwab Small-Cap MarketMasters Fund,
Schwab MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios -- Small Company)

Schwab Institutional Select S&P 500 Fund (formerly       October 28, 1998
known as Institutional Select S&P 500 Fund)

Schwab Institutional Select Large-Cap Value              October 28, 1998
Index Fund (formerly known as Institutional Select
Large-Cap Value Index Fund)

Schwab Institutional Select Small-Cap Value              October 28, 1998
Index Fund (formerly known as Institutional Select
Small-Cap Value Index Fund)

                                                                 Exhibit (e)(ii)


Schwab Total Stock Market Index Fund                     April 15, 1999

Schwab Financial Services Fund (formerly known as        May 15, 2000
Financial Services Focus Fund)

Schwab Health Care Fund (formerly known as Health        May 15, 2000
Care Focus Fund)

Schwab Technology Fund (formerly known as                May 15, 2000
Technology Focus Fund)

Schwab Hedged Equity Fund                                August 6, 2002

Schwab Small-Cap Equity Fund                             May 19, 2003

Schwab Dividend Equity Fund                              September 23, 2003

Schwab Premier Equity Fund                               November 16, 2004

Schwab Target 2010 Fund                                  May 2, 2005

Schwab Target 2020 Fund                                  May 2, 2005

Schwab Target 2030 Fund                                  May 2, 2005

Schwab Target 2040 Fund                                  May 2, 2005

Schwab Retirement Income Fund                            May 2, 2005


                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                   -------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                               By: /s/ Fred Potts
                                   -------------------------
                                   Fred Potts,
                                   Senior Vice President


Dated as of May 20, 2005